Exhibit 32

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

            Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsection (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Canal Capital Corporation and Subsidiaries, a Delaware corporation (the "Company"), does hereby certify that:

      The Quarterly Report of Form 10-Q for the three months ended January 31, 2007 (the "Form 10-Q") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: March 13, 2007                  /S/ Michael E. Schultz
                                      -----------------------
                                      Chief Executive Officer


Date: March 13, 2007                  /S/ Reginald Schauder
                                      -----------------------
                                      Chief Financial Officer


                                       44